UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2018

AMESITE INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55804	82-1433756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East Washington Street

Suite B

Ann Arbor, MI 48104

(Address of Principal Executive Offices)

(650) 516-7633

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2018, Amesite Inc. (the “Company”), as tenant, and 205-207 East Washington, LLC, a Michigan limited liability company, as landlord (the “Landlord,” and together with the Company, the “Parties) executed a commercial lease agreement effective May 5, 2018 (the “Lease Agreement”), pursuant to which the Company agreed to lease approximately 3,400 square feet of office space in Ann Arbor, Michigan (the “Premises”). The Lease Agreement is for a one-year term expiring on May 5, 2019, and may be renewed, at the Company’s option, for an additional one-year term. Total base rent under the Lease Agreement is $44,800 for the entire initial one-year term, or $3,733.33 per month. Should the Company exercise its option to renew for an additional one-year term, the total base rent will increase to $95,310 for the additional year or $7,942.50 per month. In addition to the base rent, the Company is also responsible for its pro rata share of certain utilities under the Lease Agreement.

On May 7, 2018, the Parties entered into an amendment to the Lease Agreement (the “Amendment to the Lease Agreement”), pursuant to which the Landlord agreed to construct additional standard bathroom space at the Premises at the Landlord’s own cost, which construction shall be completed within 30 days of May 5, 2018. The Company will be responsible for certain minor costs related to a new drywall and painting of the bathroom.

The foregoing summary of the Lease Agreement and the Amendment to the Lease Agreement does not purport to be complete and is qualified in its entirety by the full text of the Lease Agreement and the Amendment, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
99.1	Lease Agreement
99.2	Amendment to the Lease Agreement

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMESITE INC.

Date:	May 10, 2018	By:	/s/ Ann Marie Sastry
		Name:	Ann Marie Sastry, Ph.D.
		Title:	Chief Executive Officer

2